THE LAZARD FUNDS, INC.
 Lazard Master Alternatives Portfolio
Supplement to Summary Prospectus dated January 27, 2016
 and Prospectus dated December 1, 2015

The Board of Directors of The Lazard Funds, Inc. (the "Fund") has approved the liquidation of Lazard Master Alternatives Portfolio, a portfolio of the Fund (the "Portfolio").
Effective immediately, no further investments will be accepted into the Portfolio, and the Investment Manager will begin liquidation of the Portfolio's investments.  Promptly upon completion of liquidation of the Portfolio's investments, the Portfolio will redeem all its outstanding shares by distribution of its assets to shareholders in amounts equal to the net asset value ("NAV") of each shareholder's Portfolio investment.  It is anticipated that the Portfolio's assets will be distributed to shareholders on or about March 1, 2016.
Shares of the Portfolio may be exchanged for shares of the same Class of another Portfolio in an identically registered account.  Shares will be exchanged at the next determined NAV, and any applicable redemption fee will be waived.  Please see the section of the Prospectus entitled "Shareholder Guide—Selling Shares—Exchange Privilege" for more information.

Dated:            February 23, 2016